SUPPLEMENT DATED APRIL 19, 2012

TO THE PROSPECTUS FOR PACIFIC LIFE FUNDS

PL FLOATING RATE INCOME FUND CLASS A, C AND I SHARES

DATED JUNE 30, 2011 AS AMENDED DECEMBER 30, 2011

This supplement revises the PL Floating Rate Income Fund prospectus dated June 30, 2011 as amended December 30, 2011 (Prospectus). This supplement must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

The table shown in the Performance of Comparable Accounts section on page 29 is deleted and replaced with the following:

Annual total returns/Average annual total returns for the periods ending December 31, 2010

Year/Period	Composite Adjusted to Reflect Fees and Expenses of the PL Floating Rate Income Fund (Class A)[1]	Composite Adjusted to Reflect Fees and Expenses of the PL Floating Rate Income Fund (Class C)[2]	Composite Adjusted to Reflect Fees and Expenses of the PL Floating Rate Income Fund (Class I)[3]	Pacific Asset Management Corporate Loan Composite[4]	Credit Suisse Leveraged Loan Index[5]
1/1/11 – 9/30/11 (not annualized)	(1.90%)	(2.45%)	(1.72%)	(1.50%)	(0.88%)
2010	9.52%	8.71%	9.79%	10.12%	9.98%
2009	37.88%	36.88%	38.22%	38.62%	44.87%
2008	(20.41%)	(21.02%)	(20.21%)	(19.96%)	(28.78%)
2007	2.41%	1.65%	2.67%	2.97%	1.88%
1 year	9.52%	8.71%	9.79%	10.12%	9.98%
5 years	6.32%	5.53%	6.59%	6.90%	4.31%
Since inception (1/1/07)	5.33%	4.55%	5.59%	5.91%	3.70%

[1]

This column shows you the performance of the Corporate Loan Composite managed by Pacific Asset Management after the advisory fees and expenses of Class A shares of the PL Floating Rate Income Fund (estimated at an annual rate of 105 basis points) have been deducted from the Composite’s gross performance. Sales loads are not reflected in the table.

[2]

This column shows you the performance of the Corporate Loan Composite managed by Pacific Asset Management after the advisory fees and expenses of Class C shares of the PL Floating Rate Income Fund (estimated at an annual rate of 180 basis points) have been deducted from the Composite’s gross performance. Sales loads are not reflected in the table.

[3]

This column shows you the performance of the Corporate Loan Composite managed by Pacific Asset Management after the advisory fees and expenses of Class I shares of the PL Floating Rate Income Fund (estimated at an annual rate of 80 basis points) have been deducted from the Composite’s gross performance. Sales loads are not reflected in the table.

[4]

This column shows you the performance of the Corporate Loan Composite managed by Pacific Asset Management after the actual fees charged to the components of the composite have been deducted from its gross performance. The advisory account included in the Composite has not incurred custody or other expenses normally paid by mutual funds, which if incurred, would have adversely affected the performance of the Composite.

[5]	The Credit Suisse Leveraged Loan Index is an index of U.S. dollar-denominated leveraged loan market securities. The total return is equal to the change in price plus the coupon rate.

Form No. FRLSUP412